EXHIBIT 99.5

                   The Credit Support Annex to the ISDA Master Agreement


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                                    ISDA(R)


             International Swaps and Derivatives Association, Inc.


                             CREDIT SUPPORT ANNEX

                            to the Schedule to the
                   ISDA Master Agreement deemed entered into
                           dated as of June 29, 2006
                                    between

         BARCLAYS BANK PLC                   THE BANK OF NEW YORK, not in its
                                             individual or corporate capacity
                                               but solely as Swap Contract
                                              Administrator for CWALT, Inc.
                                             Alternative Loan Trust 2006-OC5,
                                               pursuant to a Swap Contract
                                                 Administration Agreement
                                      and
....................................         ..................................

            ("Party A")                                ("Party B")

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Paragraph 13.

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations:

            With respect to Party A: None.

            With respect to Party B: None.

(b)               Credit Support Obligations.

     (i) Delivery Amount, Return Amount and Credit Support Amount.



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          (A)  "Delivery Amount" has the meaning specified in Paragraph 3(a) , except that the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" shall be deleted and replaced with the words "not later than the close of business on the next Local Business Day following a Valuation Date"; and



          (B)  "Return Amount" has the meaning specified in Paragraph 3(b).

          (C) "Credit Support Amount". shall not have the meaning specified in Paragraph 3(b) and, instead, will have the following meaning:

               "Credit Support Amount" means, (a) for any Valuation Date on which a Ratings Event (as defined in the Agreement) has occurred and is continuing and Party A has not otherwise complied with Part 5(a) of this Agreement, the Secured Party's Modified Exposure for that Valuation Date.

     (ii) Eligible Credit Support. On any date, the following items will qualify as "Eligible Credit Support" for each party:

                                                                     Valuation
                                                                    Percentage

          (A)  cash in U.S Dollars                                      100%

          (B)  negotiable debt obligations issued after 18              98.0%
               July 1984 by the U.S. Treasury Department having a residual maturity on such date of less than 1 year (with local and foreign currency issuer ratings of Moody's Aa2 and S&P AA or above)

          (C)  negotiable debt obligations issued after 18              To Be
               July 1984 by the U.S. Treasury Department             Determined
               having a residual maturity on such date equal to or greater than 1 year but less than 5 years (with local and foreign currency issuer ratings of Moody's Aa2 and S&P AA or above)

          (D)  negotiable debt obligations issued after l8              To Be
               July 1984 by the U.S. Treasury Department             Determined
               having a residual maturity on such date equal to or greater than 5 years but less than 10 years (with local and foreign currency issuer ratings of Moody's Aa2 and S&P AA or above)


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          (E)  negotiable debt obligations of the Government            To Be
               National Mortgage Association, the Federal            Determined
               National Mortgage Association, the Federal
               Home Loan Mortgage Corporation, the Student
               Loan Marketing Association or a Federal Home
               Loan Bank (all entities rated Moody's Aal and
               S&P AA+ or above) with a residual maturity on such date equal to or greater than 1 year but less than 3 years.

          (F)  negotiable debt obligations of the Government            To Be
               National Mortgage Association, the Federal            Determined
               National Mortgage Association, the Federal
               Home Loan Mortgage Corporation, the Student
               Loan Marketing Association or a Federal Home
               Loan Bank (all entries rated Moody's Aa 1 and
               S&P AA+ or above) with a residual maturity on such date equal to or greater than 3 years but less than 5 years.

          (G)  negotiable debt obligations of the Government            To Be
               National Mortgage Association, the Federal            Determined
               National Mortgage Association, the Federal
               Home Loan Mortgage Corporation, the Student
               Loan Marketing Association or a Federal Home
               Loan Bank (all entries rated Moody's Aal and
               S&P AA+ or above) with a residual maturity on such date equal to or greater than 5 years but less than 7 years.\

          (H)  negotiable debt obligations of the Government            To Be
               National Mortgage Association, the Federal            Determined
               National Mortgage Association, the Federal
               Home Loan Mortgage Corporation, the Student
               Loan Marketing Association or a Federal Home
               Loan Bank (all entries rated Moody's Aal and
               S&P AA+ or above) with a residual maturity on such date equal to or greater than 7 years but less than 10 years.


      For the avoidance of doubt, where negotiable debt obligations are rated by only one of the above relevant rating agencies, the rating applied will be based on the rating of that agency. Notwithstanding the foregoing, the Eligible Collateral referenced above may only be posted if S&P has assigned a rating to such Eligible Collateral.

      Where the ratings of the relevant agencies differ with respect to the same negotiable debt obligation, the lower of the ratings shall apply.

      In addition, upon a Ratings Event, Party A shall agree the Valuation Percentage in relation to (C) through (H) above with the relevant rating agency, which shall be S&P, Moody's and Fitch (to




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      the extent such ratings agency has provided a rating for the underlying
      Certificates); provided, however, that if Party A is required to post collateral in accordance with the terms of this Agreement it shall post only (A) and (B) above until such time as the Valuation Percentages are agreed.

      (iii) Other Eligible Support. Such Other Eligible Support as the Pledgor may designate; provided, at the expense of the Pledgor, the prior written consent of the relevant rating agency, which shall be S&P, Moody's and Fitch (to the extent such ratings agency has provided a rating for the underlying Certificates)), shall have been obtained. For the avoidance of doubt there are no items which qualify as Other Eligible Support as of the date of this Annex.

      (iv)  Thresholds.

            (A)   "Independent Amount" means zero.

            (B)   "Threshold" means for Party A:

                  1. infinity, unless (i) a Ratings Event occurs and is continuing and (ii) Party A has not otherwise complied with Part 5(a) of this Agreement, then its Threshold shall be zero, or

                  2.    in the event that Party A has otherwise complied with
                        Part 5(a)of this Agreement, its Threshold shall continue to be infinity.

                  "Threshold" means, for Party B: infinity

            (C) "Minimum Transfer Amount" means USD 100,000, provided, however, with respect to the Secured Party at any time when the Secured Party is a Defaulting Party, "Minimum Transfer Amount" means zero.

            (D) Rounding: The Delivery Amount and the Return Amount will not be rounded.

(c)   Valuation and Timing.

      (i) "Valuation Agent" means Party A. The valuation agent's calculations shall be made in accordance with market practices using commonly accepted third party sources such as Bloomberg or Reuters.

      (ii) "Valuation Date" means each Local Business Day which, if treated as a Valuation Date, would result in a Delivery Amount or Return Amount.

      (iii) "Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.



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      (iv)  "Notification Time" means 11:00 a.m., New York time, on a Local
            Business Day.

(d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Event will be a "Specified Condition" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): None.

(e)   Substitution.

      (i)   "Substitution Date" has the meaning specified in Paragraph
            4(d)(ii).

      (ii)  Consent. Not applicable.

(f)   Dispute Resolution.

      (i) "Resolution Time" means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

            Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), on any date, the Value of Eligible Credit Support will be calculated as follows:

            For Eligible Credit Support comprised of cash, the amount of such cash.

            For Eligible Collateral comprising securities; the sum of (a)(x) the last bid price on such date for such securities on the principal national securities exchange on which such securities are listed, multiplied by the applicable Valuation Percentage or
            (y) where any such securities are not listed on a national securities exchange, the bid price for such securities quoted as at the close of business on such date by any principal market maker for such securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage or (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available; multiplied by the applicable Valuation Percentage; plus (b) the accrued interest on such securities (except to the extent that such interest shall have been paid to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date.

      (ii) Alternative. The provisions of Paragraph 5 will apply; provided that the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)   Holding and Using Posted Collateral.

      (i)   Eligibility to Hold Posted Collateral; Custodians.

            Party B is not and will not be entitled to hold Posted Collateral. Party B's Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the



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            Custodian for Party B shall be the same banking institution that acts as Trustee for the Certificates (as defined in the Pooling and Servicing Agreement) for Party B.

            Initially, the Custodian for Party B is : to be advised in writing by Party B to Party A.

      (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Party B; therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6 (c)(ii); provided, however, that the Trustee shall invest Cash Posted Credit Support in such investments as designated by Party A, with losses (net of gains) incurred in respect of such investments to be for the account of Party A.

(h)   Distributions and Interest Amount.

      (i) Interest Rate. The "Interest Rate" will be the rate earned on Cash Posted Credit Support pursuant to clause (g)(ii) above.

      (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on each Distribution Date.

      (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will not apply.

(i)   Additional Representation(s).

            There are no additional representations by either party.

(j)   Other Eligible Support and Other Posted Support.

      (i) "Value" with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time.

      (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time.

(k)   Demands and Notices.

      All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, save that any demand, specification or notice:

      (i)   shall be given to or made at the following addresses:

      If to Party A:

                 5 The North Colonnade
                 Canary Wharf
                 London E14 4BB, England
                 Attention:  Swaps Documentation
                 Facsimile No.:  0207-773-6857/6858
                 Telephone No.:  0207-773-6915/6904



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      with a copy to:

                 General Counsel's Office
                 200 Park Avenue
                 New York, N.Y. 10166

      Notices to Party A shall not be deemed effective unless delivered to the London address set forth above.

      If to Party B:

                  As set forth in part 4(a) of the Schedule


      or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party;

      (ii) shall (unless otherwise stated in this Annex) be deemed to be effective at the time such notice is actually received unless such notice is received on a day which is not a Local Business Day or after the Notification Time on any Local Business Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.

(l)   Address for Transfers.

      Party B: To be notified by Party B to Party A at the time of the request for Transfer.


(m)   Other Provisions.

      (i)   Additional Definitions. As used in this Annex:

            "Local Business Day" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London, New York and the location of the Trustee, and (ii) in relation to a Transfer of Eligible Credit Support, a day on which the clearance system agreed between the parties for the delivery of Eligible Credit Support is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Credit Support for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign deposits) in New York and such other places as the parties shall agree).

      (ii) Holding Collateral. The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account and to hold, record and identify all the Posted Collateral in such segregated account and, subject to Paragraph 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.



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      (iii) Agreement as to Single Secured Party and Pledgor. Party A and
            Party B agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) Party A shall have no obligations under this Annex other than during a Collateral Requirement Period.

      (iv) Form of Annex. The parties hereby agree that the text of the body of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law version) as published and copyrighted by the International Swaps and Derivatives Association, Inc.

      (v) Exposure. The Parties agree that in the event of a Ratings Event relating to an action taken by S&P, the Valuation Agent shall internally verify its calculation of the Secured Party's Exposure by reporting its calculation thereof to S&P on a weekly basis. In addition, in the case where the long term unubordinated and unsecured debt of Party A ceases tobe rated at least BBB+ by S&P, the Valuation Agent shall externally verify its calculation of the Secured Party's Exposure by seeking two quotations from Reference Market-makers at the end of each month (such quotations being for amounts payable as described in the definition of "Market Quotations" in the Agreement where the date on which such quotations are sought is the Early Termination Date and the Transaction entered into pursuant to the Agreement is the only Termination Transaction). In the case where external verification of the Exposure calculation is required, the Valuation Agent must
            (i) obtain at least two such quotations (ii) may not obtain the quotations referred to above from the same Reference Market-maker in excess of four times during any 12 month period. Furthermore, the Exposure valuations should reflect the higher of two bids from Reference Market-makers that would be eligible and willing to provide the market quotation in the absence of the current provider and (iii) must submit to S&P the two bids provided by external parties. The collateral requirement should be based on the greater of the internal and external verifications. In the event the verification procedures set forth above indicate that there is a deficiency in the amount of Eligible Collateral that has been posted to the Secured Party, the Pledgor shall post the amount of Eligible Collateral necessary to cure such deficiency to the Secured Party within three Local Business Days.

      (vi) Expenses. Notwithstanding Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in the transfer of Eligible Collateral.

      (vii) Additional Definitions. As used in this Annex:

             "Ratings Event" means a "Ratings Event" (as defined in the
            Agreement).

            "Modified Exposure" means, for any Valuation Date, an amount equal to the greater of (a) the sum of Secured Party's Exposure for that Valuation Date plus the Notional Volatility Buffer and (b) zero.



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            "Notional Volatility Buffer" as determined by the Valuation Agent for any date, means the outstanding Notional Amount of the Transaction on such date multiplied by the relevant percentage for such date as set out in the table below on such date.


                                  Less than    Less than or equal
                                  or           to
                                  equal to 5   10 years but
            Party A S&P Rating    years to     greater
            on                    Termination  than 5 years to
            such date             Date of the  Termination Date of
                                  Transaction  the Transaction
            --------------------------------------------------------
            Short Term Rating of  3.25%        4.00%
            A-2
            --------------------------------------------------------
            Short Term Rating of  4.00%        5.00%
            A-3
            --------------------------------------------------------
            Long Term Rating of   4.50%        5.75%
            BB+ or lower
            --------------------------------------------------------



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      IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized representatives as of the date of the Agreement.

           BARCLAYS BANK PLC                 THE BANK OF NEW YORK, not in its
                                           individual or corporate capacity but
                                           solely as Swap Contract Administrator
                                          for CWALT, Inc. Alternative Loan Trust
                                           2006-OC5, pursuant to a Swap Contract
                                                 Administration Agreement

By: /s/ Justin Wray                       By: /s/ Courtney Bartholomew
   --------------------------                -----------------------------
    Name:    Justin Wray                     Name:   Courtney Bartholomew
    Title:   Director                        Title:  Vice President
    Date:                                    Date:



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